Other financial liabilities measured at amortized cost (Detail) - USD ($) $ in Millions	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Disclosure Of Financial Liabilities [Line Items]
Other accrued expenses	$ 2,607	$ 2,646	$ 2,732
Accrued interest expenses	5,317	4,910	5,862
Settlement and clearing accounts	1,892	2,193	1,925
Lease liabilities	3,631	3,824	3,871
Other	5,081	5,849	7,372
Total other financial liabilities measured at amortized cost	$ 18,528	$ 19,421	$ 21,762